Exhibit 99.1

STOCK PURCHASE AGREEMENT

Stock Purchase Agreement dated as of May 31, 2006 (this “Agreement”) by and between Direct Investment Japan Co., Ltd., a Japanese corporation (the “Buyer”) and Direct Equity International, Inc., a Nevada corporation (the “Company”).

RECITALS:

A. The Board of Directors of the Company has determined that the Company requires working capital in order to proceed with its activities.

B. The Board has held discussions with the Buyer about purchasing shares of common stock of the Company (the “Shares”), and the Buyer has indicated an interest in purchasing Company Shares upon the terms and conditions contained in this Agreement.

NOW, THEREFORE, upon the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree:

1. Purchase Price and Terms and Conditions of Purchase and Sale of the Shares. The Company shall sell the number of the Shares of the Company, and the Buyer shall purchase the Shares from the Company, upon the following terms and conditions:

(a) The purchase and sale date, the total purchase price and the aggregate number of the Shares to be sold are:

Purchase and Sale Date--May 31, 2006

Purchase Price--At a discount of thirty percent (30%) from the closing price per Share of Common Stock of the Company on May 19, 2006. The closing price per share of Common Stock of the Company on May 22, 2006 is $1.05 and the purchase price per Share (rounded up to the next whole cent) is $0.74 per Share.

Total Purchase Price—The Buyer will purchase a minimum of $1,500,000 and a maximum of $3,000,000 of the Shares at the Purchase Price. The actual number of Shares to be purchased above the minimum number of Shares will be in the discretion of the Buyer; provided, however, that the Purchase Price per Share shall be $0.74.

Total Number Of Shares—A minimum of 2,027,027 and a maximum of 4,054,054 Shares.

(b) The following conditions shall apply to the purchase and sale:

(1)	The Buyer shall pay the entire purchase price due by wire transfer to the Company escrow within seven (7) business days of May 31, 2006.

(2) Fractional shares shall not be issued. Any fractional Share shall be rounded up the next higher number.

2.	Payment of Purchase Price and Delivery of the Shares.

(a) The Buyer shall pay the purchase price by causing a wire transfer of the Purchase Price to be made to a designated bank account of the Company.

(b) Within a reasonable time after payment of the Purchase Price, the Company shall deliver certificates for the Shares so purchased to the Buyer registered in the name of the Buyer.

3.	Representations and Warranties of the Buyer.

(a) Investment Intent. The Buyer is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Shares; and the Buyer has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition itself.

(b) Authority. The Buyer has full power and authority to enter into and to perform this Agreement in accordance with its terms. The Buyer’s execution, delivery, and performance of this Agreement constitute valid and binding obligations of the Buyer enforceable in accordance with its terms. The execution of and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Buyer will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under any indenture, lease, agreement, guaranty or other instrument or agreement, written or oral, to which the Buyer is a party or by which he or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Buyer.

(c) Buyer Due Diligence. The Buyer has not relied upon any representations or warranties of the Company, and the Buyer represents that the Company has not made any such representations or warranties to the Buyer except as set forth in Section 4 of this Agreement.

(d) Restricted Securities. The Buyer understands that the Shares have not been and will not be registered under the United States Securities Act of 1933 (the “United States Securities Act”) or under applicable state securities laws. Accordingly, the Shares may not be offered, sold, resold, delivered, pledged, hypothecated or transferred, directly or indirectly, at any time or to any other person or entity regardless of location except (i) pursuant to the terms of an applicable exemption under the United States Securities Act together with an opinion of counsel acceptable to the Company as to the basis of such exemption and (ii) a registration statement under the Securities Act, and, in either case, compliance with applicable state securities laws.

(e) Legends. The Buyer understands and agrees that the certificates evidencing the Shares shall bear a restrictive legend in substantially the following form:

“The Common Shares represented by this certificate have not been and will not be registered under the United States Securities Act of 1933 as amended (the “Securities Act”) and applicable state securities laws. The Common Shares represented by this certificate may not be offered, sold, resold, pledged, gifted, hypothecated, delivered or transferred at any time or to any person or entity regardless of location except (i) pursuant to the terms of an applicable exemption under the United States Securities Act together with an opinion of counsel acceptable to the Company as to the basis of such exemption or (ii) an effective registration statement under the Securities Act with respect to said Shares, and, in either case, in compliance with applicable state securities laws.”

(f)           Indemnification Covenants of the Buyer. The Buyer shall indemnify and hold harmless the Company from and against any and all claims, causes of action, damages, losses, injuries and costs and expenses arising out of the breach of any representation or warranty or covenant by the Buyer under this Agreement.

4. Representations and Warranties of the Company. The Company makes the following representations and warranties to the Buyer:

(a)        Organization and Standing of the Company. The Company is a corporation is duly organized, validly existing, and in good standing under the laws of the State of Nevada of the United States of America.

(b)        Authority for Agreement; Ownership and Sale of the Shares. The Company’s execution, delivery, and performance of this Agreement, and the sale of its Shares, have been duly authorized by all necessary action. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the valid and binding obligations of the Company enforceable in accordance with its terms. The Shares of the Company, when issued against receipt of payment of the Purchase Price for the Shares, shall be duly and validly issued, and free and clear of all liens, claims, encumbrances, taxes and other charges of any kind. The Company’s execution of, and performance of the transactions contemplated by, this Agreement will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, or require a consent or waiver under, the Articles of Incorporation or By-Laws of the Company, or any indenture, lease, agreement, or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company. The Company is not a party to any pending litigation or other proceeding of any kind and is not aware of any claim that may affect the Company’s ability to execute and deliver this Agreement and complete the sale of its Shares hereunder.

(c)        Governmental Consents of the United States. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration, with, any United States governmental authority is required by or on the part of the Company in connection with the execution and delivery of this Agreement and the offer, issuance, sale, and delivery of its Shares; provided, however, the Company shall make such filings as it deems necessary or advisable under the Securities Act or under the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and under applicable state securities laws.

(d)

Indemnification Covenants of the Company. The Company shall indemnify and hold harmless the Buyer from and against any and all claims, causes of action, damages, losses, injuries and costs and expenses arising out of the breach of any representation or warranty or covenant by the Company under this Agreement.

5. Miscellaneous. (a) Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors, and administrators of the parties hereto, but this Agreement and the rights and obligations of the parties shall not be assigned by any such party without the prior written consent of all other parties hereto.

(b)        Survival of Representations and Warranties. All agreements, representations, covenants and warranties made by any party hereto contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of one year from the Closing.

(c)        Expenses. Each party shall pay its own costs and expenses in connection with the preparation of this Agreement and the closing of the transactions contemplated hereby.

(d)       Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by overnight courier or mailed by the equivalent of express mail, overnight delivery, postage prepaid:

If to the Buyer at Kudan Vigas 10-9, 1 Chome, Kudan Kita, Chiyoda-Ku, Tokyo, Japan 102-0073 Attn: Mr. Eiichiro Hemmi, Chairman.

If to the Company at 3245 Grande Vista Drive, Newbury Park, California 91320 Attn: Mr. Makoto Omori, President and CEO.

Notices provided in accordance with this Section 5(d) shall be deemed delivered upon (i) personal delivery, (ii) four business days if sent by an international recognized overnight delivery service or, (iii) the next business day if sent by facsimile provided (x) there is electronic confirmation of the transmission and (y) a hard copy is thereafter sent by overnight delivery service.

(e)        Entire Agreement; Integration. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, written or oral. There are no representations, agreements, arrangements, or understandings, oral or written, between and among the parties hereto (or their representatives) relating to the subject matter of this Agreement that are not fully expressed in this Agreement.

(f) Governing Law. This Agreement, its substantive and procedural terms and conditions, shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any applicable body of laws pertaining to conflicts of laws.

(g)	Counterparts; Facsimile Signature. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which may be taken together and shall constitute one agreement. This Agreement may be signed by facsimile signature which shall constitute the valid and binding signature of a party; provided, however, the parties shall thereafter exchange original signatures of this Agreement for their permanent records.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE

STOCK PURCHASE AGREEMENT DATED AS OF MAY 31, 2006

THE BUYER:

Direct Investment Japan Co., Ltd.

/s/ Eiichiro Hemmi    Eiichiro Henmi, Chairman

Direct Equity International, Inc.

By: /s/ Makoto Omori

Makoto Omori, President and CEO